SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): July 21, 2004

DIEBOLD, INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (330) 490-4000

ITEM 7. Financial Statements, ProForma Financial Information and Exhibits

     (c) Exhibits.

          99.1 Press Release of Diebold, Incorporated dated July 21, 2004

ITEM 12. Results of Operations and Financial Condition

     On July 21, 2004 Diebold, Incorporated issued a press release announcing its results for the second quarter of 2004 together with other information. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED
Date: July 21, 2004	By: /s/Gregory T. Geswein Gregory T. Geswein Senior Vice President and CFO (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Diebold, Incorporated dated July 21, 2004

3